2019 Q2 Results Exhibit 99.2 Exhibit 99.22019 Q2 Results bringing the power of fresh food to pets freshpet sweet corn cut Lowers peppers broccoli 1

Safe Harbor Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the preliminary prospectus for this offering. You should read the prospectus, including the Risk Factors set forth therein and the documents that the Company has filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Disclosure This presentation contains certain non-GAAP financial measures such as EBITDA and adjusted EBITDA among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to the Company’s earnings press releases for a reconciliation of non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP. Safe Harbor Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the preliminary prospectus for this offering. You should read the prospectus, including the Risk Factors set forth therein and the documents that the Company has filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.Non-GAAP Disclosure This presentation contains certain non-GAAP financial measures such as EBITDA and adjusted EBITDA among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to the Company’s earnings press releases for a reconciliation of non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP. 2freshpet 2

WE FUNDAMENTALLY BELIEVE THAT FRESHPET HAS THE POTENTIAL TO CHANGE THE WAY PEOPLE FEED THEIR PETS . . . FOREVER WE FUNDAMENTALLY BELIEVE THAT FRESHPET HAS THE POTENTIAL TO CHANGE THE WAY PEOPLE FEED THEIR PETSFOREVER 3

2019 Results: Strong topline growth will drive bottom line growth in 2nd half Freshpet Q2 Financial Results   Q2 2018 Q2 2019 Net Sales ($ millions) $47.6 $60.1 IYA (123) (126)       Adj. EBITDA ($ millions) $2.5 $1.2 IYA (80) (53) Freshpet YTD Financial Results (June 30)   2018 2019 Net Sales ($ millions) $90.8 $114.8 IYA (125) (126)       Adj. EBITDA ($ millions) $4.3 $4.0 IYA (85) (92) 2019 Results: Strong topline growth will drive bottom line growth in 2nd half Freshpet Q2 Financial Results Q2 2018 Q2 2019 Net Sales ($ millions) $47.6 $60.1 IYA (123) (126)Adj. EBITDA ($ millions)$2.5 $1.2 IYA (80) (53) Freshpet YTD Financial Results (June 30)Sales ($ millions)$90.8 $114.8 IYA (125) (126)Adj. EBITDA ($ millions)$4.3 $4.0 IYA (85) (92) 4

2019 Guidance: Raising guidance to reflect strong start Freshpet Guidance   Initial Guidance Revised Guidance Change Net Sales ($ millions) >$240 >$244 +4.0 IYA (>124) (>126) +2 pts.         Adj. EBITDA ($ millions) >$28 >$29 +1.0 IYA (>138) (>143) +5 pts. 2019 Guidance: Raising guidance to reflect strong start Freshpet Guidance Initial Guidance Revised Guidance Change Net Sales ($ millions) >$240 >$244 +4.0 IYA (>124)(>126) +2 pts.Adj.EBITDA ($ millions)>$28 >$29 +1.0 IYA (>138) (>143)+5 pts.5

2019: Beginning to capture scale benefits of rapid growth Freshpet Financial Performance   2017 2018 2019 Guidance* Net Sales ($ millions) $152.4 $193.2 >$244 IYA (117) (127) (>126)         Adj. EBITDA ($ millions) $17.6 $20.3 >$29 IYA (99) (115) (>143) *Excluding incremental investments in Canada/UK and technical capability/capacity building, Adjusted EBITDA would be up 50+% in 2019 2019: Beginning to capture scale benefits of rapid growth 2017 2018 2019 Guidance* Net Sales ($ millions) $152.4 $193.2 >$244 IYA (117) (127)(>126)Adj.EBITDA ($ millions)$17.6$20.3>$29IYA (99) (115)(>143)*Excluding incremental investments in Canada/UK and technical capability/capacity building, Adjusted EBITDA would be up 50+% in 2019 6

Nielsen measured $ consumption for 13 weeks ending 6/29/19 and 6/30/18 compared to the same period prior year Strong growth across all classes of trade Freshpet Consumption Growth vs YA   Q2 2018 Q2 2019 Mega-Channel +28% +27% XAOC +28% +31% Food +32% +35% Big Box Pet +25% +13% Strong growth across all classes of trade Freshpet Consumption Growth vs YA Q2 2018 Q2 2019 Q2 2019 +28% +27% XAOC +28% +31% Food +32% +35% Big Box Pet +25%+13% Nielsen measured $ consumption for 13 weeks ending 6/29/19 and 6/30/18 compared to the same period prior year 7

Continued strong consumption growth Nielsen measured $ consumption for 4 week periods ending 7/13/19 Continued strong consumption growth Nielsen Mega-Channel Consumption Growth 15.3% 17.4% 19.3% 20.1% 21.8% 23.7% 22.7% 22.3% 21.8% 20.4% 23.3% 21.8% 20.4% 23.3% 22.0% 23.6% 24.1% 24.8% 25.1% 27.0% 26.6% 28.1% 31.0% 30.3% 30.0% 31.9% 31.1% 30.1% 27.4% 27.2% 27.7% 29.5% 27.0% 26.0% 25.9% 1/28/2017 2/28/2017/ 3/25/2017 4/22/2017 5/20/2017 6/17/2017 8/12/2017 9/9/201710/7/2017 11/4/2017 12/2/2017 12/30/2017 1/27/2018 3/24/2018 4/21/2018 5/19/2018 6/16/2018 7/14/2018 8/11/2018 9/8/2018 10/6/2018 11/3/2018 12/1/2018 12/29/2018 1/26/2019 2/23/2018 3/23/2019 4/20/2019 5/18/2019 7/13/2019 Dollar sales %Chg YA Dollar Sales Nielsen measured $ consumption for 4 week periods ending 7/13/19 8

Strong velocity gains driving accelerating distribution gains Nielsen Mega-Channel for 4 week periods 4/23/16 through 7/13/19 Strong velocity gains driving accelerating distribution gains Freshpet Distribution and Velocity Progress (Growth vs. YA) 25% 20% 15% 10% 5% 0% 3% 3% 3% 3% 4% 6% 5% 6% 6% 5% 8% 11% 12% 14% 15% 15% 14% 13% 12% 14% 13% 15% 16% 16% 16% 17% 17% 18% 21% 21% 21% 22% 21% 21% 19% 19% 19% 19% 17% 16% 16% 4w/e04/23/16 4w/e05/21/16 4w/e06/18/16 4w/e07/16/16 4w/e08/13/16 4w/e09/10/16 4w/e10/08/16 4w/e11/05/16 4w/e12/03/16 4w/e12/31/16 4w/e01/28/17 4w/e02/25/17 4w/e03/25/17 4w/e05/20/17 4w/e16/17/17 4w/e07/15/17 4w/e058/12/17 4w/e09/19/17 4w/e10/07/17 4w/e12/02/17 4w/e12/30/17 4w/e01/27/18 4w/e02/24/18 4w/e03/24/18 4w/e04/21/18 4w/e05/109/18 4w/e06/16/18 4w/e07/14/18 4w/e08/18/18 4w/e09/08/18 4w/e10/06/18 4w/e11/03/18 4w/e12/01/18 4w/e12/29/18 4w/e02/23/19 4w/e03/23/19 4w/e04/20/19 4w/e05/18/19 4w/e06/15/19 4w/e07/13/19%acv iya $mmacv iya Nielsen Mega-Channel for 4 week periods 4/23/16 through 7/13/19 9

Strategy: Grow with winning players in fresh e-commerce Doubled e-commerce sales vs. YA to 2.2% of brand in Q2 2019 >80% of e-commerce sales utilize Freshpet Fridge Accelerating growth in fresh e-commerce Accelerating growth in fresh e-commerce Strategy: Grow with winning players in fresh e-commerce Home Delivery Curbside Online Fresh Retail Doubled e-commerce sales vs. YA to 2.2% of brand in Q1 2019 >80% of e-commerce sales utilize Freshpet Fridge Shipt Instacart Click list Kroger oder your groceries online Walmart picjkup grocery oder online pick up here curbsibe HEB from Home Shop Rate pet smart amazon fresh jet freshdirect peapod 10 Curbside Online Fresh Retail Home Delivery freshpet dig deeper 11

Freshpet 2019 growth priorities



Cost Savings
Investment in Media
Velocity Increase (+Revenue)
Distribution Increase (+Revenue)
Plant Leverage (Incr. Pounds Produced)
SG&A Leverage

1. Expand the Freshpet consumer franchise

- Increase HH penetration
- Expand buying rate

2. Strengthen Freshpet's retail presence

- Increase ACV and TDP's
- Upgrade Fridges
- Install 2nd Fridges

3. Strengthen Gross Margin/Adjusted EBITDA Margin

- Pricing
- Product Innovation
- Efficiency gains and capacity utilization
- Build more efficient capacity (Kitchens 2.0 start-up in 2020)
- Deliver SG&A absorption gains

4. Continue Measured Development in Canada and UK

- Modest investment to establish consumer foundation

5. Build Capability to Support Accelerated Longer-Term Capacity Expansion

- Invest in technical talent to enable more rapid and reliable capacity expansion and maximize its productivity

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18% growth in total Freshpet HH penetration vs. YA; 9% increase in buying rate Total Freshpet Buying Rate, Penetration and Repeat Rate Penetration 1.47 1.56 1.61 1.93 2.27 Repeat 65 66 68 69 70 Nielsen HH Panel Data for 52 Week Periods ending mid-June; Buying Rate is internal calculation based on company sales data 18% growth in total Freshpet HH penetration vs. YA;9% increase in buying rate Total Freshpet buying rate, penetration and repeat rate $75.85 $84.72 $94.99 $97/47 $106.37 2015 2016 2017 2018 2019 Penetration Repeat 1.47 1.56 1.61 1.93 2.27 65 66 68 69 70 Nielsen HH Panel Data for 52 Week Periods ending mid-June; Buying Rate is internal calculation based on company sales data 13

27% growth in Core Dog HH penetration vs YA; 4% increase in buying rate Penetration 0.94 1.03 1.09 1.35 1.71 Repeat 67 68 70 70 71 Nielsen HH Panel Data for 52 Week Periods ending mid-June; Buying Rate is internal calculation based on company sales data 27% growth in Core Dog HH penetration vs YA;4% increase in buying rate Core Dog HH Penetration, Repeat Rate and Buying Rate:$96.20 $106.48 $118.49 $120.48 $125.15 2015 2016 2017 2018 2019 Buy Rate 0.94 1.03 1.09 1.35 1.71 67 68 70 70 70 Penetration Repeat Nielsen HH Panel Data for 52 Week Periods ending mid-June; Buying Rate is internal calculation based on company sales data 14 A

“Fresh First” is driving strong distribution gains Freshpet Distribution Gains   Q2 2018 Q2 2019 Store Count 18,662 20,414 IYA (108) (109)       Upgraded Fridges (Cum.) 710 1,168 Increase - 458       2nd Fridges (Cum.) NA 747       % ACV 44.5% 48.2% IYA (107) (108)       Total Dist. Points (IYA) (111) (108) “Fresh First” is driving strong distribution gains Freshpet Distribution Gains Store Count IYA Upgraded Fridges (Cum.)Increase 2nd Fridges (Cum.)% ACVIYA Total Dist. Points (IYA)Q2 2019 18,662 20,414 (108) (109)710 1,168 458 NA747 44.5% 48.2% (107) (108) (111)(108) 15

Operational challenges constrained gross margin progress Freshpet Q2 Adjusted Gross Margin Progress   Q2 2018 Q2 2019 Adj. Gross Margin 51.4% 48.5% Freshpet YTD Adjusted Gross Margin (June 30)   Q2 2018 Q2 2019 Adj. Gross Margin 50.8% 49.4% Operational challenges constrained gross margin progress Freshpet Q2 Adjusted Gross Margin Progress Q2 2018 Q2 2019 Adj. Gross Margin 51.4% 48.5% Freshpet YTD Adjusted Gross Margin (June 30) Q2 2018 Q2 2019 Adjusted Gross Margin Progress 50.8% 49.4% 16

Operational challenges constrained gross margin progress Adjusted gross margin bridge from Q1 to Q2 Operational challenges largely resolved in July 2019 and should not impact ability to achieve 50% AGM for FY 2019 and 51% AGM for Q4   Operational challenges constrained gross margin progress Adjusted gross margin bridge from Q1 to Q2 50.4% Q1 Adj Gross Margin Operation Challenges Pricing Q2 Adj Gross Margin -2.5% 0.6% 48.5% Operational challenges largely resolved in July 2019 and should not impact ability to achieve 50% AGM for FY 2019 and 51% AGM for Q4 17

Price increases implemented Benefit of price increases realized Innovations launched Start-up 4th line on 24/3.5 Benefit of innovations realized Benefit of 24/3.5 staffing realized 51+% Adj. Gross Margin target Fully implemented adjusted gross margin improvement plan Fully implemented adjusted gross margin improvement plan Q1 Q2 Q3 Q4 Price increases implemented Benefit of price increases realized Innovations launched Start-up 4th line on 24/3.5 Benefit of innovations realized Benefit of 24/3.5 staffing realized 51+% Adj. Gross Margin target 18 Q1 Q2 Q3 Q4

Delivering significant leverage from scale in SG&A Freshpet Q2 SG&A Leverage   Q2 2018 Q2 2019 Y-o-Y Change Adj. SG&A % Excluding Media 28.8% 24.6% 4.2% Media % 17.4% 21.8% -4.4% Total Adj. SG&A % 46.2% 46.4% -0.2% Freshpet YTD SG&A Leverage (June 30)   YTD 2018 Q2 YTD 2019 Q2 Y-o-Y Change Adj. SG&A % Excluding Media 29.4% 25.7% 3.7% Media % 16.7% 20.1% -3.4% Total Adj. SG&A % 46.1% 45.9% 0.3% Delivering significant leverage from scale in SG&A Freshpet Q2 SG&A Leverage Q2 2018 Q2 2019 Y-o-Y Change Adj. SG&A % Excluding Media Media % Total Adj. SG&A % 28.8% 24.6% 4.2% 17.4% 21.8% -4.4% 46.2% 46.4% -0.2% Freshpet YTD SG&A Leverage (June 30) YTD 2018 Q2 YTD 2019 Q2 Y-o-Y Change Adj. SG&A % Excluding Media Media % Total Adj. SG&A % 29.4% 25.7% 3.7% 16.7% 20.1% -3.4%46.1% 45.9% 0.3% 19

Broke ground on ~$100M Kitchens 2.0 in June 2019 Broke ground on ~$100M Kitchens 2.0 in June 2019 20

Delighting pet parents, pets, shareholders and employees . . . Delighting pet parents, pets, shareholders and employees melissa $Zooka Canton MI 21

Why haven’t you bought any Freshpet yet???? Why haven’t you bought any Freshpet yet???? 22